UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 29, 2009

Date of Report (Date of earliest event reported)
VNUS Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Cash Bonus for Performance in 2008
     On January 29, 2009, the Compensation Committee of the Board of Directors of VNUS Medical Technologies, Inc. (the “Company”) approved cash bonus payments to the Chief Executive Officer, the Principal Financial Officer (Chief Financial Officer), and the three next most highly compensated executive officers of the Company (the “Named Executive Officers”). In January of 2008, the Compensation Committee authorized the cash bonus plan for 2008, consisting of payment of a percentage of earned base salary for achievement of target worldwide revenue goals, key corporate activity goals, worldwide operating profit objectives and officer-specific goals. These payments were endorsed because these target goals were achieved or exceeded during 2008.

Executive Officer	Title

Brian E. Farley	President and Chief Executive Officer

Peter Osborne	Chief Financial Officer, Vice President, and Treasurer

Kirti Kamdar	Senior Vice President, Research & Development

Mohan Sancheti	Senior Vice President, Manufacturing

Mark Saxton (1)	Vice President, U.S. Sales

(1)	Mr. Saxton’s annual payment includes quarterly bonus amounts paid to Mr. Saxton under the 2008 cash bonus plan.
Vesting of Restricted Stock Unit Awards
     On March 3, 2008, the Compensation Committee approved awards of 6,000 contingent performance restricted stock units under the Company’s Amended and Restated 2000 Equity Incentive Plan to Messrs. Sancheti, Saxton, and Kamdar. On March 3, 2008, the Committee also approved awards of 10,000 contingent performance restricted stock units to Mr. Osborne and 35,000 contingent performance restricted stock units to Mr. Farley.
The vesting of each award was contingent upon the attainment during 2008 of the Company’s 2008 worldwide revenue and operating profitability goals. If the Compensation Committee determined that these goals were met during 2008, the restricted stock unit award would vest 25% on January 1, 2009, with an additional 25% vesting each January 1st, for the next three years subject to continued employment by the Company. On January 29, 2009, the Compensation Committee determined that the goals set forth in their restricted stock unit awards were achieved, so that the awards will vest as set forth above.

Annual Base Salary
On January 29, 2009, the Compensation Committee completed its annual performance and compensation review of the Company’s executive officers. The Compensation Committee approved changes in the base salaries of the Named Executive Officers, effective as of January 1, 2009, as follows:

		New Base
Executive Officer	Title	Compensation

Brian E. Farley	President and Chief Executive Officer	$450,000

Peter Osborne	Chief Financial Officer and Vice President, Finance and Administration	$293,000

Kirti Kamdar	Senior Vice President, Research & Development	$271,000

Mohan Sancheti (2)	Senior Vice President, Manufacturing	$248,000

Mark Saxton (1)	Vice President, U.S. Sales	$193,000

(1)	Mr. Saxton also will receive a car allowance of $780 per month during 2009.

(2)	Mr. Sancheti was promoted to Senior Vice President of Manufacturing effective January 1, 2009.
Performance-Based Cash Bonus Plan for 2009
On January 29, 2009, the Compensation Committee also approved performance-based cash bonus plans for the Named Executive Officers. The bonus plans are summarized below:
Officer Employees (Except President and Chief Executive Officer, and Vice President of U.S. Sales):

Percent of Base
Quarterly Target Revenue	Salary Paid in Year
85%	0%
100%	16%

Annual Target Revenue
85%	0%
100%	4%
110% and above	additional 3%
     If the actual results for any one or more of the performance measures falls between the performance levels shown above, the bonus will be prorated accordingly. For example, for every 1% of annual target revenue achieved over 100% of annual target revenue, the officer’s total bonus will be increased by 0.3% of their earned base salary, capped at 3%.

Percent of Base
Other Performance Criteria	Salary Paid in Year
Achieve Key Corporate Activity Goal (1)	1%
Target Operating Margin and Profitability Goals (2)	13%
Achieve Officer-Specific Goals	6%
Improve Target Operating Margin and Profitability by 2 or more pp	additional 2%

(1)	This performance criteria is composed of the following element: 1% of earned base salary for a goal relating to the upgrade and implementation of a new enterprise reporting system to foster business process efficiency and support global expansion.

(2)	Additional 2.0% can be earned if annual operating profitability (less litigation expense) is two percentage points over target and target revenues are achieved.
     The target cash bonus opportunity for officer employees (except the President and Chief Executive Officer, and the Vice President of U.S. Sales) is 40% of earned base salary, with an overachievement opportunity of 5%.
Vice President of U.S. Sales:

Quarterly Target Revenue	Bonus Dollars
100%	$30,000/Quarter
     For quarterly target revenue measures, the bonus will increase by 2.5% for every 1% over plan. For every 1% under plan, the bonus will be decreased by 2.5%. The overachievement plan is not capped for the Vice President of U.S. Sales.

Other Performance Criteria	Bonus Dollars
Achieving Quarterly and Annual Worldwide Profitability Goals	$5,000/Quarter
Add Target Number of Specific, New Customers (1)	$5,000/Quarter

(1)	Reduced by $250 for achieving each one less than target number. Increased by $250 for adding each one more than target number.
     The target cash bonus opportunity for the Vice President of U.S. Sales is $160,000, with an opportunity for an overachievement based on U.S. revenues and exceeding the target of specific, new additional customers.

President and Chief Executive Officer:

Percent of Base
Quarterly Target Revenue	Salary Paid in Year
85%	0%
100%	28%

Annual Target Revenue
85%	0%
100%	7%
110% and above	additional 3%
     If the actual results for any one or more of the performance measures falls between the performance levels shown above, the bonus will be prorated accordingly. For example, for every 1% of annual target revenue achieved over 100% of annual target revenue, the CEO’s total bonus will be increased by 0.3% of their earned base salary, capped at 3%.

Percent of Base
Other Performance Criteria	Salary Paid in Year
Achieve Key Corporate Activity Goal (1)	2%
Achieving Profitability Goals (2)	22%
Achieve Officer-Specific Goals	6%
Improve Target Operating Margin and Profitability by 2 or more pp	additional 2%

(1)	This performance criteria is composed of the following element: 2% of earned base salary for a goal relating to upgrade and implementation of a new enterprise reporting system to foster business process efficiency and support global expansion.

(2)	Additional 2.0% can be earned if annual operating profitability (less litigation expense) is two percentage points over target and target revenues are achieved.
The target cash bonus opportunity for the President and Chief Executive Officer is 65% of earned base salary, with an overachievement opportunity of 5%.

Equity Incentive Grants
On January 29, 2009, the Compensation Committee of the Board of Directors of VNUS Medical Technologies, Inc. (the “Company”) approved and authorized the award of the restricted stock units (RSUs) and contingent performance based RSUs to the Named Executive Officers effective as of February 13, 2009, the first day the trading window reopens, as set forth below.

		Number of
		Contingent
	Number	Performance
	Of Restricted	Based Restricted
Executive Officer	Stock Units (1)	Stock Units (2)
Brian Farley	15,000	35,000
Peter Osborne	5,000	8,000
Kirti Kamdar	6,500	6,000
Mohan Sancheti	6,500	6,000
Mark Saxton(3)	5,000	6,000

(1)	The vesting of each award of RSUs is 25% on February 13, 2010, with an additional 25% vesting each February 13 for the next three years, subject to continued employment with the Company.

(2)	With the exception of Mr. Saxton, the vesting of each award of performance based restricted stock units is contingent upon the attainment of financial goals per the Company’s 2009 operating plan; specifically, the annual worldwide revenue target and the end-of-year operating profitability target (adjusted for patent litigation expense). If the Compensation Committee determines that the worldwide revenue goal and the end-of-year operating profitability goal (adjusted for patent litigation expense) are achieved during 2009, the executive officer’s contingent RSU award will vest 25% on January 1, 2010, with an additional 25% vesting each January 1st for the next three years subject to continued employment with the Company.

(3)	The vesting of 70% of Mr. Saxton’s performance based restricted stock unit award is contingent upon achieving the annual 2009 U.S. Revenue target (excluding royalties) and annual operating profitability target (4200 shares); 20% will vest for adding a target number of new customers (1200 shares), and 10% will vest for adding a target number of new customers in specific areas of medical practice (600 shares). If the Compensation Committee determines that these goals have been achieved during 2009 (or a subset thereof tied to the above referenced percentages), then Mr. Saxton’s contingent RSU award will vest 25% on January 1, 2010, with an additional 25% vesting each January 1st for the next three years subject to continued employment with the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:   February 4, 2009

VNUS MEDICAL TECHNOLOGIES, INC.

By: Name:	/s/ Cindee Van Vleck Cindee Van Vleck
Title:	Senior Director of Human Resources & Acting Corporate Secretary